Service

Innovation

Trust

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Corporation Q2 2010 Earnings Review & 2010 Outlook Enabling Science to Improve the Quality of Life Exhibit 99.2

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this presentation are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 4–Income Taxes– to the Consolidated Financial Statements in the Company’s Form 10-Q report for the quarter ended March
31, 2010,  (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (15) failure to achieve planned cost reductions in global supply chain rationalization, (12) an unanticipated increase in interest rates, (13) failure of planned sales initiatives in our Research and SAFC businesses, (14)  other changes in the business environment in which the Company operates, and (15) the outcome of the matters described in Note 15-Contingent Liabilities and Commitments-in
the Company’s Form 10-Q report for the quarter ended March 31, 2010.  A further discussion of risk factors can be found in Item 1A of the
Company’s Form 10-K report for the year ended December 31, 2009. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency impacts. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2010 to applicable rates of exchange and thus are unable to reconcile the projected non-GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2010.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses proforma net income and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of the future restructuring charges, we are unable to include this in the 2010 diluted
EPS forecast. Management believes this non-GAAP information is useful to investors as well.  Reconciliations of GAAP to non-GAAP information are included in the Company’s July 22, 2010 earnings release posted on its website, www.sigma-aldrich.com

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© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Second Quarter 2010 Financial Results
Diluted EPS
Net Income
Sales
$554
$97
$0.79
Q2 2010
(in millions, except EPS)
(unaudited)
6%
16%
16%
As Reported
Free Cash Flow
5%
7%
11%
10%
Excluding
Currency Impact
5%
YEAR-OVER-YEAR
$77

Q2 performance reflects improved sales growth for research and
SAFC businesses

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© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

First Six Months 2010 Financial
Results
Diluted EPS
Net Income
Sales
$1,126M
$197M
$1.60
Six Months 2010
(in millions, except EPS)
8%
17%
18%
As Reported
Free Cash Flow
10%
10%
Excluding
Currency Impact
YEAR-OVER-YEAR
Performance on track to achieve 2009 guidance
6%
$210M 32%
32%

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

2010 Sales Growth
(Adjusted for Currency)
Total
Company
SAFC
Research
5%
11%
7%
Q2 2010/Q2 2009
RESEARCH
73%
27%
SAFC
4%
10%
6%
Six Months 2010/
Six Months 2009
5
Sales Mix (YTD)
Demand for research products continued to show growth.
SAFC sales show progressive quarterly increases

Margin Analysis
2010 operating margins improved over 2009 levels
PERCENTAGE OF SALES
23.9%
1.2%
0.2%
0.8%
25.6%
2010: Operating Margin
S,G&A Expenses
Price
Volume/Mix/Productivity/Fx
YTD
24.0%
1.1%
0.2%
1.2%
25.7%
2009: Operating Margin
Q2
Restructuring Costs
(0.5%) (0.8%)

Free Cash Flow
(in millions)
2010
$ 197
47
(17)
20
247
(37)
$ 210
Net Income
Free Cash Flow
Net Cash from Operations
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2009
$168
45
(23)
25
215
(56)
$159
*Accounts Receivable + Inventory – Accounts Payable
SIX MONTHS ENDED JUNE 30
Free cash flow remains strong

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

2010 Guidance Organic Revenue Growth Diluted Adjusted EPS Free Cash Flow Mid-single digits $3.05 to $3.20 >$350M 8

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Second Quarter 2010 Highlights
•Financial Performance
• Organic Sales Growth:  7%
• Diluted EPS Growth (excluding currency and restructuring): 13%
•Improved
Growth in Customer Sectors -
Chemical and
•related,Diagnostic, Academic and Pharmaceutical
Product Highlights
• New Analytical reagents, separation consumables and standards offered
• New antibodies added
• New P53 Knockout rat model introduced
• New version of “Your Favorite Gene” launched
• Materials science initiatives enhancing awareness
• Strong SAFC Sales continued
Organic sales growth improved in Q2 2010

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Q2 2010 Performance
•Innovation
Reported Organic
• Analytical, Biology, Materials Science Sales Growth 4-14%* 4-13%*
•Geographic Expansion
• Improved growth in Europe 0%                  5%
• Growth in Asia Pacific/Latin America 22%                14%
• Growth in focus markets – India, China, Brazil 35%                29%
•SAFC Sales
• Q2 Performance 10%                11%
•eCommerce Sales
% of Research Sales
• Research Sales via eCommerce channels 48%
Initiatives collectively on track with expectations
*Varies for individual product lines

2010 Guidance Organic Revenue Growth Diluted Adjusted EPS Free Cash Flow Mid-single digits $3.05 to $3.20 >$350M 11

SIGMA-ALDRICH
Accelerating Customers' Success through Innovation & Leadership
November
%

SAGE LABS
Sigma Advanced Genetic Engineering

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QUESTIONS? Sigma-Aldrich Corporation Q2 2010 Earnings Review 12